UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 20, 2022
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177	77 Beale Street P.O. Box 770000 San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐

Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐

Pacific Gas and Electric Company	☐

Item 1.01.	Entry into a Material Definitive Agreement
Term Loan Credit Agreement
On April 20, 2022, Pacific Gas and Electric Company (the “
Utility
”), the several lenders from time to time parties thereto and Bank of America, N.A., as administrative agent (the “
Administrative Agent
”), entered into a $525,000,000 Term Loan Credit Agreement (the “
Credit Agreement
”), comprised of

364-day

tranche loans in the aggregate principal amount of $125 million (the “
364-Day

Tranche Loans
”) and

two-year

tranche loans in the aggregate principal amount of $400 million (the “
2-Year

Tranche Loans
”). The

364-Day

Tranche Loans have a maturity date of April 19, 2023 and the

2-Year

Tranche Loans have a maturity date of April 19, 2024. The Utility borrowed the entire amount of the

364-Day

Tranche Loans and the

2-Year

Tranche Loans on April 20, 2022.
Borrowings under the Credit Agreement bear interest based on the Utility’s election of either (1) Term SOFR (plus a 0.10% credit spread adjustment) plus an applicable margin of 1.25%, or (2) the base rate plus an applicable margin of 0.25%.
The Utility’s obligations under the Credit Agreement are secured by the issuance of two first mortgage bonds, issued pursuant to the Fifteenth Supplemental Indenture (as defined herein) to the Mortgage Indenture (as defined herein), secured by a first lien on substantially all of the Utility’s real property and certain tangible personal property related to its facilities, subject to certain exceptions, and which will rank pari passu

with the Utility’s other first mortgage bonds.
The Credit Agreement includes usual and customary provisions for term loan agreements of this type, including covenants limiting, with certain exceptions, (1) liens, (2) indebtedness, (3) sale and leaseback transactions, (4) fundamental changes, (5) entering into swap agreements and (6) modifications to the Mortgage Indenture. In addition, the Credit Agreement requires that the Utility maintain a ratio of total consolidated debt to consolidated capitalization of no greater than 65% as of the end of each fiscal quarter.
In the event of a default by the Utility under the Credit Agreement, including cross-defaults relating to specified other debt of the Utility or any of its significant subsidiaries in excess of $200 million, the Administrative Agent may, with the consent of the required lenders (or upon the request of the required lenders, shall), declare the amounts outstanding under the Credit Agreement, including all accrued interest, payable immediately. For events of default relating to insolvency, bankruptcy or receivership, the amounts outstanding under the Credit Agreement become payable immediately.
Amendment to Receivables Securitization Program
On April 20, 2022, PG&E AR Facility LLC (the “
SPV
”), a special purpose entity wholly owned by the Utility, and the Utility, in its capacity as initial servicer (the “
Servicer
”), entered into Amendment No. 6 to Receivables Financing Agreement (the “
Amendment No.
 6
”) that amended that certain Receivables Financing Agreement, dated as of October 5, 2020 (as amended, the “
Receivables Financing Agreement
”), by and among the Servicer, the SPV, as borrower, the financial institutions from time to time party thereto and listed therein as lenders (collectively, the “
Receivables Facility Lenders
”) and MUFG Bank, Ltd., as Administrative Agent (“
MUFG
”). The Receivables Financing Agreement was amended to, among other things, (i) add an uncommitted incremental facility which, subject to certain conditions precedent, allows the SPV to request an increase in the facility amount by an additional $500,000,000 and (ii) update the interest rate provisions to reflect the transition to Term SOFR. The SPV must exercise its right to request the facility limit increase no later than September 30, 2022, and such increase is in each committed lender’s sole discretion.
On April 20, 2022, the SPV and the Servicer entered into Amendment No. 3 to Purchase and Sale Agreement (the “
Amendment No.
 3
”) that amended that certain Purchase and Sale Agreement, dated as of October 5, 2020 (as amended, the “
Purchase and Sale Agreement
”) by and among the SPV, as buyer, the Servicer, as initial Servicer and as an originator, the financial institutions from time to time party thereto and listed therein as committed lenders, conduit lenders, and group agents, and MUFG, as a Committed Lender, as a Group Agent, and as Administrative Agent. The Purchase and Sale Agreement was amended to, among other things, (i) update the interest rate provisions to reflect the transaction to Term SOFR and (ii) conform certain provisions to amendments made to the Receivables Financing Agreement, including the sanctions and notice provisions.

The foregoing descriptions of the Credit Agreement, the Amendment No. 6, and the Amendment No. 3 are qualified in their entirety by reference to the full text of the Credit Agreement, Amendment No. 6, and the Amendment No. 3, as applicable, which are attached as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 hereto, respectively, and incorporated by reference herein.
The lenders under the Credit Agreement and the Receivables Facility Lenders and their respective affiliates have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to PG&E Corporation and the Utility. Such lenders and Receivables Facility Lenders have received, and may in the future receive, customary compensation from PG&E Corporation and the Utility for such services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events
In connection with the Credit Agreement, on April 20, 2022, the Utility and The Bank of New York Mellon Trust Company, N.A., as trustee (the “
Trustee
”) under that certain Indenture of Mortgage, dated as of June 19, 2020 (as amended and supplemented, the “
Mortgage Indenture
”), between the Utility and the Trustee entered into a Fifteenth Supplemental Indenture to the Mortgage Indenture in order to issue collateral bonds to secure the Utility’s obligations under the Credit Agreement.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

4.1	Fifteenth Supplemental Indenture, dated as of April 20, 2022, relating to the collateral bonds, between the Utility and the Trustee (including the forms of collateral bonds)

10.1	Term Loan Credit Agreement, dated as of April 20, 2022, among Pacific Gas and Electric Company, the several lenders from time to time parties thereto and Bank of America, N.A., as Administrative Agent

10.2
Amendment No. 6 to Receivables Financing Agreement, dated as of April 20, 2022, by and among PG&E AR Facility, LLC, as borrower, Pacific Gas and Electric Company, in its capacity as initial Servicer, the financial institutions from time to time party thereto and listed therein as lenders and MUFG Bank, Ltd., as Administrative Agent

10.3
Amendment No. 3 to Purchase and Sale Agreement, dated as of April 20, 2022, by and among PG&E AR Facility, LLC, as buyer, Pacific Gas and Electric Company, as initial Servicer and as an originator, the financial institutions party thereto and listed therein as committed lenders, conduit lenders, and group agents, and MUFG Bank, Ltd., as a Committed Lender, a Group Agent, and Administrative Agent

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Christopher A. Foster
Christopher A. Foster
Dated: April 21, 2022		Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
David S. Thomason
Dated: April 21, 2022		Vice President, Chief Financial Officer and Controller